UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                     The Securities and Exchange Act of 1934
         Date of Report (Date of earliest event reported): May 23, 2005

                   Sunrise Real Estate Development Group, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of other jurisdiction of incorporation)

       000-32585                                           75-2513701
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

                       Suite 1502, No. 333 Zhaojibang Road
                       Shanghai, Peoples Republic of China
                       -----------------------------------
              (Address of Principal Executive Officers) (Zip Code)

       Registrant's telephone number, including area code: 86-21-64220505

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Director and Election of Director

On May 23, 2005, at the annual meeting of shareholders of the Company, the shareholders elected Lin,Chi-Jung, Lin,Chao-Chin, Chiang, Hui-Hsiung, Li,Xiao-Gang, Fu, Xuan-Jie and Chen Ren members of the Board of Directors. Biographical information of Lin,Chi-Juan, Lin,Chao-Chin, Li,Xiao-Gang, Fu, Xuan-Jie and Chen Ren is included in the Proxy Statement of the Company for the annual meeting and which was filed with the Securities and Exchange Commission.

Chiu,Chi-Yuan was listed as a nominee of management in the Proxy Statement of the Company. However, Chiu,Chi-Yuan suggested to the management of SRRE that he should not be re-elected to the Board of Directors due to his investment banking relationship with the company. In his place, Management of the Company nominated Chiang, Hui-Hsiung, who was elected to the Board of directors at the shareholders meeting on May 23, 2005.

Chiang, Hui-Hsiung graduated from the Department & Graduate Institute of Accountancy of National Cheng Kung University in 1967. Mr. Chiang passed both the accounting and bar exam. Mr. Chiang is currently a qualified arbitrator in Republic of China and a member of Taiwan Provincial CPA Association Republic of China and Taipei City CPA Association. Prior to establishing his own firm, Mr. Chiang has served as the Auditor of the Ministry of Finance, Republic of China and the Assistant General Manager of Taipei Real Estate Company Limited.

Mr. Chiang also holds various advisory and supervisory positions in the following organizations:

o    Supervisor, Federation of the Real Estate Development Associations R.O.C,
o    Convener of Board of  Supervisor,  Real Estate  Development  Association of
     Taipei,
o Member of an Executive Council, Real Estate Promotion Association of R.O.C, and
o    Chief Advisor, Taipei Real Estate Marketing Agency Association.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Sunrise Real Estate Development Group, Inc.
                                     (Registrant)


Date:  May 24, 2005                  By: /s/  Lin,Chi-Jung
                                        ----------------------------------------
                                        Lin, Chi-Jung
                                        President and Chief Executive Officer